December 12, 2016

NEUBERGER BERMAN DIVIDEND GROWTH FUND

SUMMARY PROSPECTUS
Class A Shares (NDGAX), Class C Shares (NDGCX), Institutional Class Shares (NDGIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at: for Class A shares, http://www.nb.com/equityfunds/a; for Class C shares, http://www.nb.com/equityfunds/c; or for Institutional Class shares, http://www.nb.com/equityfunds/institutional. You can also get this information at no cost by calling 877-628-2583 (Class A and Class C) or 800-366-6264 (Institutional Class), or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 12, 2016 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL
The Fund seeks long term capital appreciation and current income.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 209 in the Fund’s prospectus and in “Additional Purchase Information–Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s Statement of Additional Information.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.76	0.76	0.65
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses[2]	1.96	1.96	1.57
Acquired fund fees and expenses	0.02	0.02	0.02
Total annual operating expenses	2.99	3.74	2.24
Fee waiver and/or expense reimbursement	1.92	1.92	1.53
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	1.07	1.82	0.71
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	“Other expenses” have been restated to reflect actual expenses excluding organization expenses incurred during the most recent period. If organization expenses had been included, “Other expenses” would be 2.35%, 2.35% and 1.96% of average net assets for Class A, Class C and Institutional Class shares, respectively.
[3]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.05%, 1.80% and 0.69% of average net assets, respectively. Each of these undertakings lasts until 8/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.05%, 1.80% and 0.69% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

NEUBERGER BERMAN DIVIDEND GROWTH FUND	December 12, 2016

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$678	$896	$1,541	$3,272
Class C (assuming redemption)	$285	$573	$1,405	$3,578
Class C (assuming no redemption)	$185	$573	$1,405	$3,578
Institutional Class	$73	$227	$749	$2,187
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. For the period from December 15, 2015 (commencement of operations) through August 31, 2016, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities that pay dividends. The Fund may invest in companies of any market capitalization. Although the Fund invests primarily in domestic securities, it may also invest in securities of foreign companies, including emerging markets. The Fund mainly invests in common stocks but may invest up to 10% of its net assets in master limited partnerships and up to 10% of its net assets in convertible securities. The Fund may invest in convertible securities that are rated below investment grade (commonly known as “junk bonds”) or, if unrated, are determined by the Portfolio Managers to be of comparable quality.
The Portfolio Managers primarily seek to invest in companies that they believe have sustainable and growing dividends, and ideally seek to buy them when they are temporarily out-of-favor or undervalued by the market. The Portfolio Managers use bottom-up, fundamental security analysis to identify those companies they believe meet the Fund’s investment objective and standards. The price of the company’s securities in relation to its cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Portfolio Managers believe will enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.
The Fund may also use options, including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on individual stocks, to attempt to enhance returns.
The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, when other opportunities appear more attractive or when the stock holding grows too large relative to the rest of the portfolio.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities that pay dividends, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the stock market. The market's behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

NEUBERGER BERMAN DIVIDEND GROWTH FUND	December 12, 2016

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Convertible Securities Risk. The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.
Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.
Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as income-oriented equity securities that pay dividends, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline.

NEUBERGER BERMAN DIVIDEND GROWTH FUND	December 12, 2016

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If the Portfolio Managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. Government legislation or regulation could affect the use of derivatives and could limit the Fund’s ability to pursue its investment strategies.
When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying security at an exercise price that may be higher than the market price of the security.
Recent Market Conditions. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it

NEUBERGER BERMAN DIVIDEND GROWTH FUND	December 12, 2016

is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.
In addition, political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the recent U.S. presidential election appear to herald significant changes in certain policies, which may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.
PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for performance information. Past performance (before and after taxes) is not a prediction of future results.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by David A. Kiefer, CFA (Managing Director of the Manager), and William D. Hunter (Senior Vice President of the Manager). They have been Portfolio Managers for the Fund since its inception in December 2015.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for

NEUBERGER BERMAN DIVIDEND GROWTH FUND	December 12, 2016

instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and net capital gains. Although those distributions generally are not taxable to such a plan or account or a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman BD LLC, distributor. All rights reserved.

NEUBERGER BERMAN DIVIDEND GROWTH FUND	December 12, 2016

SEC File Number: 811-00582
K0376 12/16